                                                                 EXHIBIT 99.5(i)


                           [MANULIFE FINANCIAL LOGO]


1. ACCOUNT REGISTRATION                               (Please Print)

Owners (Applicants)

Name*
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          First                    Middle                      Last

Address
-----------------------------------------------------------------------
          Street

-----------------------------------------------------------------------
          City                     State                       Zip

                                                  ---------------------
Sex  [ ] M [ ] F                 Date of Birth
                                                  ---------------------
                                                  Month    Day     Year


Daytime Phone Number: (   )    ________________________________________

--------------------------                   --------------------------
                                   or
--------------------------                   --------------------------
Social Security Number                             Tax ID Number

Client Brokerage Acct. # (if applicable): _____________________________

=======================================================================
Co-Owner (Optional)

Name*
-----------------------------------------------------------------------
          First                    Middle                      Last


                                                  ---------------------
Sex  [ ] M [ ] F                 Date of Birth
                                                  ---------------------
                                                  Month    Day     Year


--------------------------                   --------------------------
                                   or
--------------------------                   --------------------------
Social Security Number                             Tax ID Number

=======================================================================
Annuitants (If different from Owner)

Name*
-----------------------------------------------------------------------
          First                    Middle                      Last

Address
-----------------------------------------------------------------------
          Street

-----------------------------------------------------------------------
          City                     State                       Zip

                                                  ---------------------
Sex  [ ] M [ ] F                 Date of Birth
                                                  ---------------------
                                                  Month    Day     Year


--------------------------

--------------------------
Social Security Number
=======================================================================
Co-Annuitant (Optional)

Name*
-----------------------------------------------------------------------
          First                    Middle                      Last


                                                  ---------------------
Sex  [ ] M [ ] F                 Date of Birth
                                                  ---------------------
                                                  Month    Day     Year


--------------------------

--------------------------
Social Security Number


2. BENEFICIARIES

(Enclose signed letter if more information is required.)

Name*
-----------------------------------------------------------------------
    First            Middle           Last            Relationship


                -------------------         ---------------------------
Date of Birth
                -------------------         ---------------------------
                Month   Day   Year            Social Security Number


Name*
-----------------------------------------------------------------------
    First            Middle           Last            Relationship


                -------------------         ---------------------------
Date of Birth
                -------------------         ---------------------------
                Month   Day   Year            Social Security Number

CONTINGENT BENEFICIARY

Name*
-----------------------------------------------------------------------
    First            Middle           Last            Relationship


                -------------------         ---------------------------
Date of Birth
                -------------------         ---------------------------
                Month   Day   Year            Social Security Number


Flexible Payment Deferred Combination Fixed and Variable Annuity Application.
Payment (or original of exchange/transfer request) must accompany Application.
Please make check payable to THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH
AMERICA (the "Company") and address to: P.O. BOX 9230 GMF, BOSTON, MA
02205-9230.

3. INVESTMENT ALLOCATION

Allocate payment with application of $______________ as indicated below (must total 100%) (Minimum initial investment of [$3,500]):

___% [Manufacturers Adviser Pac Rim Emerging Mkts]
___% [T. Rowe Price Science & Technology]
___% [Founders Int'l Small Cap]
___% [Warburg Pincus Emerging Growth]
___% [Pilgrim Baxter Growth]
___% [Fred Alger Small/Mid Cap]
___% [T. Rowe Price-Fleming Int'l Stock]
___% [Founders Worldwide Growth]
___% [Morgan Stanley Global Equity]
___% [Founders Growth]
___% [Rosenburg Small Company Value]
___% [Manufacturers Adviser Quant Equity]
___% [T. Rowe Price Blue Chip Growth]
___% [Fidelity Equity]
___% [Manufacturers Advisers Real Estate Securities]
___% [Miller Anderson Value]
___% [J.P. Morgan Int'l Growth & Income]
___% [Wellington Management Growth & Income]
___% [T. Rowe Price Equity-Income]
___% [Founders Balanced]
___% [Fidelity Aggr Asset Alloc]
___% [Miller Anderson High Yield]
___% [Fidelity Mod Asset Alloc]
___% [Fidelity Cons Asset Alloc]
___% [Salomon Brothers Strategic Bond]
___% [Oechsle Global Gov't Bond]
___% [Manufacturers Adviser Capital Growth Bond]
___% [Wellington Management Inv Quality Bond]
___% [Salomon Brothers U.S. Gov't Securities]
___% [Manufacturers Adviser Money Market]
[Fixed Accounts]
___% [1 Yr]              ___% [3 Yr]
___% [5 Yr]              ___% [7 Yr]
[Lifestyle Portfolios]
___% [Cons 280]          ___% [Mod 460]
___% [Bal 640]           ___% [Growth 820]
___% [Aggr 1000]

=============================================================================

REMARKS


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
MRP.APP.002     *Unless subsequently changed in accordance with terms of Contract issued.      10/97

4. PLAN SPECIFICS


TYPE OF PLAN (Must be completed)

[ ] Non-Qualified or  [ ] IRA Rollover      [ ] IRA Transfer             [ ] Defined Benefit   [ ] 403(b) Check if ERISA  [ ]
                      [ ] Profit Sharing    [ ] 401(k)                   [ ] 457               [ ] SEP IRA Tax Year _________
                      [ ] Money Purchase    [ ] IRA Tax Year _________   [ ] Keogh (HR-10)     [ ] Other Qualified __________
=============================================================================================================================

Will the purchase of this Annuity replace or change any other insurance or annuity? [ ] No [ ] Yes
(If "Yes," state company and contract number in Remarks, and attach replacement forms.) If 1035 exchange, or any other transfer of assets, attach original of exchange form or letter.

GROUP HOLDER:  Name_________________ Address__________________
==============================================================================

Has Annuitant or applicant(s) any other annuities or insurance with the Company? [ ] No [ ] Yes
(If "yes," list contract number in Remarks.)

5. SIGNATURES (Irrevocable Beneficiary, if designated, must also sign application.)

NOTICE TO APPLICANT:
FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an insurance policy is subject to criminal and civil penalties.

FOR OHIO, KENTUCKY AND PENNSYLVANIA, RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

STATEMENT OF APPLICANT:

I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situation and needs. I/We understand that unless I/we elect otherwise in the Remarks section, the Maturity Date will be the later of the Annuitant's 85th birthday, or 10 years from the Contract Date (IRA's and certain qualified retirement plans may require distributions to begin by age 70 1/2).

I/WE ACKNOWLEDGE RECEIPT OF THE MOST CURRENT PROSPECTUS DATED _________ AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

--------------------------------------------------------------------------------------------------------------------------------
Signed in (State)                Date Signed                      Signature of Owner/Applicant            Signature of Co-Owner


--------------------------------------------------------------------------------------------------------------------------------
Signature of Annuitant           Signature of Co-Annuitant        Signature of Irrevocable Beneficiary (if designated)
(if different from Owner)        (if different from Owner)


STATEMENT OF AGENT:  Will this contract replace or change any existing life
insurance or annuity in this or any other company? [ ] Yes  [ ] No    If yes,
please explain under Remarks. I certify I am authorized and qualified to discuss the Contract herein applied for.


-------------------------------------------------------------------------------
Signature of Agent                Print Full Name            Name of Firm


-------------------------------------------------------------------------------
Agent Number


6. OTHER





MRP.APP.002                                                            10/97

Initial below each VENTURE service option you wish to elect.


GUARANTEE PLUS PROGRAM (MINIMUM PAYMENT $5,000)

OWNER PLEASE INITIAL HERE ________.
The Company will allocate a portion of the payment with this application to the 7-year Fixed Account, such that, at the end of the 7-year period, the account will have grown to an amount at least equal to the total payment. The remaining balance will be allocated proportionately according to the investment selections on the application, which should total 100% excluding the amount allocated to the 7-year Fixed Account.


CHECK PLUS-AUTOMATIC PURCHASE*

OWNER PLEASE INITIAL HERE ________.
I authorize the Company to collect $______ (minimum $30) starting the month of ________ by initiating electronic debit entries to my bank account with the following frequency: [] Monthly: [] 5th or [] 20th [] Quarterly (20th of January, April, July and October). When utilizing Check Plus, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers. (PLEASE ATTACH A VOIDED CHECK/WITHDRAWAL SLIP.)


DOLLAR COST AVERAGING* (MINIMUM PAYMENT $6,000)

OWNER PLEASE INITIAL HERE ________.
I authorize the Company to transfer an amount (minimum $100) each month as indicated below. Transfers are available from all variable and the one-year fixed Investment Options. A maximum of 10% from the one-year fixed Investment Option may be transferred monthly. Please make first transfer on __/__/__ (mm/dd/yy).

SOURCE FUND                  DESTINATION FUND         AMOUNT
                                                     $
-------------------------    ---------------------    -------------------------
                                                     $
-------------------------    ---------------------    -------------------------
                                                     $
-------------------------    ---------------------    -------------------------
                                                     $
-------------------------    ---------------------    -------------------------
                                                     $
-------------------------    ---------------------    -------------------------


INCOME PLAN* (MINIMUM PAYMENT $12,000)

OWNER PLEASE INITIAL HERE ________.
I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 20% of payments may be withdrawn annually. When utilizing the Income Plan, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers.

         From:                              $
              -----------------------------  --------------------
         From:                              $
              -----------------------------  --------------------
         From:                              $
              -----------------------------  --------------------
         From:                              $
              -----------------------------  --------------------
         From:                              $
              -----------------------------  --------------------

PLEASE INDICATE FREQUENCY:   [] Monthly or
                             [] Quarterly (January, April, July and October)
                             Day of Withdrawal: [] 1st [] 7th [] 16th or
                                                [] 26th
                             Please [] Withhold
                                    [] Do not withhold Federal Income Taxes

[    ] I wish to utilize Electronic Funds Transfer in the processing of my
       Income Plan.  PLEASE ATTACH A VOIDED CHECK.

Or, if different from owner, make check payable to: (Please allow 7 business days for receipt of check.)


--------------------------------------------------------------------------------
First                        Middle                   Last


--------------------------------------------------------------------------------
Street                       City                     State            Zip


  *Unless subsequently changed in accordance with terms of Contract issued.

Initial below each VENTURE service option you wish to elect.


TELEPHONE TRANSFER AUTHORIZATION

OWNER PLEASE INITIAL HERE __________.
I authorize the Company to act on transfer instructions given by telephone from any person who can furnish proper identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.


TELEPHONE WITHDRAWAL AUTHORIZATION

OWNER PLEASE INITIAL HERE __________.
I authorize the Company to act on withdrawal instructions given from any person who can furnish proper identification by telephone. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization. The minimum withdrawal amount is $1,000.

Withdrawal instructions may authorize Partial Withdrawals of up to $50,000.00 per account. (Full withdrawals are not permitted by telephone.) The check may only be payable to the owner of record (who must be individual) and may be mailed only to the address of record. The Company will not allow telephone withdrawals for the following accounts: a) An account on which the address has been changed in the last 30 days, b) Accounts over which a person has Power of Attorney, c) 403(b) accounts for which the owner is under 59 1/2, d) Custodial accounts, and e) Accounts with Market Timers as owners.


AUTOMATIC REBALANCING

OWNER PLEASE INITIAL HERE __________.
If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios as selected below, based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing North American Security Life with a completed Automatic Rebalancing Authorization form or by providing instructions via telephone to an authorized North American Security Life representative prior to the day the rebalancing will occur.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency:

[] Quarterly      [] Semi-Annually (June & December)     [] Annually (December)


ASSET ALLOCATIONS (must total 100%):


___% Manufacturers Adviser Pac Rim Emerging Mkts (008)     ____% Wellington Management Growth & Income (017)
___% T. Rowe Price Science & Technology (016)              ____% T. Rowe Price Equity-Income (007)
___% Founders Int'l Small Cap (006)                        ____% Founders Balanced (071)
___% Warburg Pincus Emerging Growth (020)                  ____% Fidelity Aggr Asset Alloc (004)
___% Pilgrim Baxter Growth (022)                           ____% Miller Anderson High Yield (076)
___% Fred Alger Small/Mid Cap (011)                        ____% Fidelity Mod Asset Alloc (003)
___% T. Rowe Price-Fleming Int'l Stock (024)               ____% Fidelity Cons Asset Alloc (002)
___% Founders Worldwide Growth (026)                       ____% Salomon Brothers Strategic Bond (015)
___% Morgan Stanley Global Equity (009)                    ____% Oechsle Global Gov't Bond (010)
___% Rosenberg Small Company Value (119)                   ____% Manufacturers Adviser Capital Growth Bond (080)
___% Fidelity Equity (001)                                 ____% Wellington Management Inv Quality Bond (018)
___% Founders Growth (005)                                 ____% Salomon Brothers U.S. Gov't Securities (014)
___% Manufacturers Adviser Quant Equity (065)              ____% Manufacturers Adviser Money Market (019)
___% T. Rowe Price Blue Chip Growth (012)                  LIFESTYLE PORTFOLIOS
___% Manufacturers Adviser Real Estate Securities (068)    ____% Cons 280 (179)      ____% Mod 460 (180)
___% Miller Anderson Value (066)                           ____% Bal 640 (181)       ____% Growth 820 (182)
___% J.P. Morgan Int'l Growth & Income (013)               ____% Aggr 1000 (183)


   *Unless subsequently changed in accordance with terms of Contract issued.